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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 14, 1999
                Date of Report (Date of earliest event reported)


                             NABISCO HOLDINGS CORP.
             (Exact name of registrant as specified in its charter)

                             -----------------------

     Delaware                      1-13566                      13-3077142
 (State of other                 (Commission                  (IRS employer
   jurisdiction                    file no.)                identification no.)
of incorporation)

                                  NABISCO, INC.
                          (Exact name of registrant as
                              specified in charter)

                             -----------------------

         New Jersey                   1-1021                   13-1841519
(State or other jurisdiction       (Commission               (IRS employer
     of incorporation)              file no.)              identification no.)


               7 Campus Drive
           Parsippany, New Jersey                             07054
  (Address of principal executive offices)                 (Zip code)


                                (973) 682-5000
                        Registrant's telephone number,
                              including area code


                                Not applicable
            (Former name or address, if changed since last report)


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                                  Page 1 of 7

Item 5. Other Events

                                  INTRODUCTION

     The former direct and indirect parents of the registrants, RJR Nabisco, Inc. (which has been renamed R.J. Reynolds Tobacco Holdings, Inc. and which this document refers to as RJR) and RJR Nabisco Holdings Corp. (which has been renamed Nabisco Group Holdings Corp. and which this document refers to as
NGH), have recently completed a series of reorganization transactions. The principal transactions in this reorganization that affect the registrants, Nabisco Holdings Corp. and Nabisco, Inc., are the following:

          o On May 18, 1999, RJR transferred all of the outstanding Class B Common Stock of Nabisco Holdings to NGH through a merger transaction. The Class B Common Stock currently represents approximately 80.5% of the economic interest and approximately 97.7% of the voting interest in Nabisco Holdings.

          o On June 14, 1999, NGH paid a dividend of 100% of the common stock of RJR to record holders of NGH common stock as of May 27, 1999, the record date for the distribution. For more information about the distribution, stockholders should refer to the Information Statement of RJR, which is filed as Exhibit
               99.1 to the Registration Statement of RJR on Form 8-A dated May 19, 1999. As a result of the distribution, registrants Nabisco Holdings and Nabisco, Inc. and their subsidiaries will no longer be affiliated with RJR and its subsidiaries.


                  RELATIONSHIP BETWEEN AND NABISCO HOLDINGS NGH

     This section describes the primary agreements between Nabisco Holdings and NGH that will define the ongoing relationship between them and their subsidiaries and affiliates. The following description of the tax sharing agreement, the intercompany services agreement and the corporate agreement summarizes the material terms of those agreements. If there is a discrepancy between this summary and those agreements, you should rely on the information in those agreements. All stockholders should read those agreements, forms of which the registrants have filed as exhibits to this document.

     These agreements replace a predecessor intercompany services agreement, a predecessor tax sharing agreement and a predecessor corporate agreement that had previously been in place between Nabisco Holdings and RJR. The registrants Nabisco Holdings and Nabisco, Inc. do not anticipate that Nabisco Holdings's entry into these new agreements will have a material effect on either entity's financial condition or results of operations.

Intercompany Services

     In connection with the distribution, Nabisco Holdings and RJR agreed to terminate an intercompany services agreement dated as of January 26, 1995 between Nabisco Holdings and RJR. After the distribution, there will be no material services received or provided by Nabisco Holdings and any of its subsidiaries at that time, on the one hand, and RJR and any of its subsidiaries, on the other.

     On June 14, 1999, NGH and Nabisco Holdings entered into an intercompany services agreement under which Nabisco Holdings will provide various services to NGH, including those relating to the provision of insurance, the administration of benefit plans and specified tax, accounting, reporting, cash management, public relations, risk management, legal and other corporate services. In return for those services, NGH will pay to Nabisco Holdings an amount in cash equal to those services' fair market value as determined by the parties. The intercompany services agreement will terminate on the date that NGH owns less than 50% of the shares of Nabisco Holdings's Class B Common Stock that NGH owns on June 14, 1999.

Tax Sharing Agreement

     On June 14, 1999, Nabisco Holdings entered into a tax sharing agreement with NGH, RJR and RJR's subsidiary R.J. Reynolds Tobacco Company (which this document refers to as Reynolds Tobacco) that will describe, among other things, each company's rights and obligations relating to tax payments and refunds for periods before and after the distribution and related matters like the filing of tax returns and the handling of audits and other tax proceedings. The tax sharing agreement also describes the indemnification arrangements among Nabisco Holdings and its subsidiaries (which this document refers to as the Nabisco tax group), RJR and its subsidiaries (which this document refers to as the RJR tax group) and NGH. The tax sharing agreement contains the representations and covenants that the Nabisco tax group, the RJR tax group and NGH will make relating to RJR's transfer of the Nabisco Holdings interest to NGH, the distribution of the RJR common stock to NGH stockholders and those parties' conduct after those transactions.

   Return Filing, Tax Payment and Conduct of Tax Proceedings

     In general, NGH will be responsible for filing consolidated federal and consolidated, combined or unitary state income tax returns that include the RJR tax group and the Nabisco tax group for periods through the distribution date and that include the Nabisco tax group for post-distribution tax periods, and paying the associated taxes. RJR and Nabisco Holdings will reimburse NGH for the portion of those taxes that relate to the tobacco business, in RJR's case, or the food business, in Nabisco Holdings's case. The tax sharing agreement will generally seek to allocate tax liabilities based upon the respective tax liabilities of the RJR tax group, the Nabisco tax group and NGH, as if each group or company had filed its own tax return. NGH will generally pay to RJR the net benefit received by the NGH consolidated group from the carryback of various tax attributes of the RJR tax group arising in post-distribution tax periods to pre- distribution tax periods.

     Under the tax sharing agreement, the RJR tax group and the Nabisco tax group have irrevocably designated NGH as their agent for purposes of taking a broad range of actions in connection with taxes for pre-distribution periods. Those actions include the settlement of tax audits, other tax proceedings, and disputes arising out of the interpretation of the tax sharing agreement. These arrangements may result in conflicts of interest among NGH, Nabisco Holdings, RJR and Reynolds Tobacco.

   Tax Representations, Covenants and Indemnification Arrangements

     Under the tax sharing agreement, each of Nabisco Holdings and NGH will covenant to the RJR tax group, and each of RJR and Reynolds Tobacco will covenant to NGH and the Nabisco tax group, that it will not engage in various transactions for two years after the distribution, unless it obtains an IRS ruling or an opinion of acceptable tax counsel that the contemplated transaction will not cause the transfer of the Nabisco Holdings interest to NGH or the distribution of the RJR common stock to NGH stockholders to be taxable. Transactions subject to these restrictions include, subject to specified exceptions:

          o the liquidation, merger or consolidation with another company of that corporation or of various subsidiaries;

          o the sale, exchange, distribution or other disposition of assets of that corporation or of various subsidiaries outside of the ordinary course of business;

          o the discontinuation of the active conduct of the food business or the tobacco business, as the case may be;

          o the repurchase of stock of that corporation, other than through transactions meeting a set of IRS guidelines; and

          o any transaction or change in equity structure that may cause the transfer of the Nabisco Holdings interest to NGH and/or the distribution of RJR common stock to NGH stockholders to be treated as part of a plan pursuant to which one or more persons acquire, directly or indirectly, stock of NGH, Nabisco Holdings or RJR, as the case may be, representing 50% or more of the vote or of the value of any of those corporations.

     Under the tax sharing agreement, the Nabisco tax group, the RJR tax group and NGH have agreed to indemnify one another against various tax liabilities. The chart immediately below summarizes these tax indemnification arrangements.


---------------------------------------------------------------------------------------------------------------------
                                          TAX SHARING AGREEMENT INDEMNITIES
---------------------------------------------------------------------------------------------------------------------

The Nabisco tax         The Nabisco tax         NGH will indemnify     NGH will indemnify      The RJR tax group
group will              group will              the RJR tax group      the Nabisco tax         will indemnify NGH
indemnify the RJR       indemnify NGH           against, among other   group against,          and the Nabisco tax
tax group against,      against, among other    things,                among other things,     group against,
among other things,     things,                                                                among other things,

o  tax liabilities      o  tax liabilities      o  tax liabilities     o  tax liabilities      o  tax liabilities
   attributable to the     attributable to the     attributable to        attributable to         attributable to the
   Nabisco tax             Nabisco tax group       NGH relating to        NGH relating to         RJR tax group
   group relating to       relating to tax         tax periods after      tax periods after       relating to any tax
   tax periods after       periods after           December 1989;         December 1989;          period;
   December 1989;          December 1989;
   and                     and

o  tax liabilities      o  tax liabilities      o  tax liabilities     o  tax liabilities      o  tax liabilities
   relating to any         relating to any tax     relating to any tax    relating to any tax     attributable to
   tax period              period resulting        period resulting       period resulting        NGH or the
   resulting from a        from a breach by        from a breach by       from a breach by        Nabisco tax group
   breach by the           the Nabisco tax         NGH of any             NGH of any              relating to tax
   Nabisco tax             group of any            representation or      representation or       periods before
   group of any            representation or       covenant made by       covenant made in        January 1990; and
   representation or       covenant made in        NGH in the tax         the tax sharing
   covenant made in        the tax sharing         sharing                agreement; and
   the tax sharing         agreement.              agreement; and
   agreement.
                                                o  any tax liabilities o  any tax liabilitire  o  tax liabilities
                                                   resulting from         resulting from          relating to any tax
                                                   RJR's transfer of      RJR's transfer of       period resulting
                                                   the Nabisco            the Nabisco             from a breach by
                                                   interest to NGH        Holdings interest       the RJR tax group
                                                   or the                 to NGH or the           of any
                                                   distribution,          distribution,           representation or
                                                   except, among          except, among           covenant made by
                                                   other things, to       other thing, to         the RJR tax group
                                                   the extent those       the extant those        in the tax sharing
                                                   liabilities arise      liabilities arise       agreement.
                                                   from a breach by       from a breach by
                                                   the RJR tax group      the RJR tax group
                                                   of any                 or the Nabisco tax
                                                   representation or      group of any
                                                   covenant made in       representation or
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                                   Page 4 of 7




---------------------------------------------------------------------------------------------------------------------
                                                 TAX SHARING AGREEMENT INDEMNITIES
---------------------------------------------------------------------------------------------------------------------
                                                   the tax sharing        covenant made by
                                                   agreement.             the relevant group
                                                                          in the tax sharing
                                                                          agreement.
---------------------------------------------------------------------------------------------------------------------

     The amount of taxes against which each of the Nabisco tax group, NGH and the RJR tax group will be required to indemnify the other parties is uncertain, and could be material.

Corporate Agreement

     On June 14, 1999, NGH and Nabisco Holdings entered into a corporate agreement under which Nabisco Holdings granted to NGH (1) a continuing option, that is transferable to any of NGH's subsidiaries, to purchase, under specified circumstances, additional shares of Class B Common Stock, or shares of nonvoting capital stock, of Nabisco Holdings and (2) registration rights. These rights are substantially similar to those that Nabisco Holdings had granted to RJR in a predecessor corporate agreement dated as of January 26, 1995. On June 14, 1999, Nabisco Holdings and RJR agreed to terminate that predecessor agreement.

     Forward-looking statements may not be accurate. This document contains forward-looking statements about registrants Nabisco Holdings and Nabisco, Inc. that each such entity believes are within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this document that are not historical facts are identified by this risk factor as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. When used in this document, the words "anticipates", "believes", "expects", "intends", "projects", "forecasts", and similar expressions as they relate to Nabisco Holdings or Nabisco, Inc. are intended to identify the statements in which they are used in this document as forward-looking statements. In making any of those forward-looking statements, Nabisco Holdings and Nabisco believe that the expectations are based on reasonable assumptions. However, any of those statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Those forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from that projected in any of those forward-looking statements, some of which are beyond the control of the registrants.

     The actual results, performance or achievement by Nabisco Holdings and Nabisco, Inc. could differ materially from those expressed in, or implied by, those forward-looking statements. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations and financial condition of either registrant. Neither entity undertakes any obligation to revise any forward-looking statement to reflect events or circumstances after the date of this document or to reflect the occurrence or nonoccurrence of anticipated or unanticipated events.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits



   Exhibit
      No.                               Description
   --------                             -----------

     10.1 Tax Sharing Agreement dated as of June 14, 1999 among RJR Nabisco Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc., R.J. Reynolds Tobacco Company and Nabisco Holdings Corp.

     10.2 Corporate Agreement dated as of June 14, 1999 among RJR Nabisco Holdings Corp., Nabisco Holdings Corp. and R.J. Reynolds Tobacco Holdings, Inc.

     10.3   Intercompany Services Agreement dated as of June 14, 1999 among
            RJR Nabisco Holdings Corp. and R.J. Reynolds Tobacco Holdings, Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NABISCO HOLDINGS CORP.
                                            NABISCO, INC.



                                            By: /s/ James A. Kirkman III
                                               -------------------------------
                                               Name:  James A. Kirkman III
                                               Title: Executive Vice President,
                                                      General Counsel and
                                                      Secretary

June 15, 1999